John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on May 3, 2021, and payable on May 28, 2021. No action is required on your part.

Distribution Period:	May 2021
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable May 28, 2021, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 05/1/2021-05/31/2021		11/1/2020-05/31/2021 1
				% Breakdown
	Current	% Breakdown	Total Cumulative	of the Total
		of the Current		Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0941	96%	0.5537	81%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0801	12%
Net Realized Long-
Term Capital Gains	0.0029	3%	0.0291	4%
Return of Capital or
Other Capital Source	0.0005	1%	0.0192	3%
Total per common share	0.0975	100%	0.6821	100%

Average annual total return (in relation to NAV) for the 5 years ended on April 30, 2021				7.45%
Annualized current distribution rate expressed as a percentage of NAV as of April 30, 2021				7.91%
Cumulative total return (in relation to NAV) for the fiscal year through April 30, 2021				20.33%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of April
30, 2021				4.61%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

1The Fund's current fiscal year began on November 1, 2020, and will end on October 31, 2021.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the May 2021 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on June 1, 2021, and payable on June 30, 2021. No action is required on your part.

Distribution Period:	June 2021
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable June 30, 2021, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 6/1/2021-6/30/2021		11/1/2020-6/30/2021 1
				% Breakdown
	Current	% Breakdown	Total Cumulative	of the Total
		of the Current		Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0778	80%	0.6349	81%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0763	10%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0285	4%
Return of Capital or
Other Capital Source	0.0197	20%	0.0398	5%
Total per common share	0.0975	100%	0.7795	100%

Average annual total return (in relation to NAV) for the 5 years ended on May 31, 2021				7.18%
Annualized current distribution rate expressed as a percentage of NAV as of May 31, 2021				7.89%
Cumulative total return (in relation to NAV) for the fiscal year through May 31, 2021				21.32%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of May
31, 2021				5.26%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

1The Fund's current fiscal year began on November 1, 2020 and will end on October 31, 2021.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the June 2021 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on July 1, 2021, and payable on July 30, 2021. No action is required on your part.

Distribution Period:	July 2021
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable July 30, 2021, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 07/1/2021-07/31/2021		11/1/2020-07/31/2021 1
				% Breakdown
	Current	% Breakdown	Total Cumulative	of the Total
		of the Current		Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0599	61%	0.6949	79%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0731	8%
Net Realized Long-
Term Capital Gains	0.0376	39%	0.0714	8%
Return of Capital or
Other Capital Source	0.0000	0%	0.0374	5%
Total per common share	0.0975	100%	0.8768	100%

Average annual total return (in relation to NAV) for the 5 years ended on June 30, 2021				6.14%
Annualized current distribution rate expressed as a percentage of NAV as of June 30, 2021				7.96%
Cumulative total return (in relation to NAV) for the fiscal year through June 30, 2021				21.06%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of June
30, 2021				5.97%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

1The Fund's current fiscal year began on November 1, 2020, and will end on October 31, 2021.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the July 2021 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on August 2, 2021, and payable on August 31, 2021. No action is required on your part.

Distribution Period:	August 2021
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable August 31, 2021, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 08/1/2021-08/31/2021		11/1/2020-08/31/2021 1
				% Breakdown
	Current	% Breakdown	Total Cumulative	of the Total
		of the Current		Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0969	99%	0.7906	81%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0702	7%
Net Realized Long-
Term Capital Gains	0.0000	0%	0.0510	5%
Return of Capital or
Other Capital Source	0.0006	1%	0.0624	7%
Total per common share	0.0975	100%	0.9742	100%

Average annual total return (in relation to NAV) for the 5 years ended on July 31, 2021				6.37%
Annualized current distribution rate expressed as a percentage of NAV as of July 31, 2021				7.88%
Cumulative total return (in relation to NAV) for the fiscal year through July 31, 2021				22.88%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of July
31, 2021				6.56%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

1The Fund's current fiscal year began on November 1, 2020, and will end on October 31, 2021.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the August 2021 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on September 1, 2021, and payable on September 30, 2021. No action is required on your part.

Distribution Period:	September 2021
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable September 30, 2021, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 9/1/2021-9/30/2021		11/1/2020-9/30/2021 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0692	71%	0.8562	80%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0340	3%
Net Realized Long-
Term Capital Gains	0.0053	5%	0.0582	6%
Return of Capital or
Other Capital Source	0.0230	24%	0.1231	11%
Total per common share	0.0975	100%	1.0715	100%

Average annual total return (in relation to NAV) for the 5 years ended on August 31, 2021				7.08%
Annualized current distribution rate expressed as a percentage of NAV as of August 31, 2021				7.84%
Cumulative total return (in relation to NAV) for the fiscal year through August 31, 2021				24.46%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
August 31, 2021				7.18%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund's current fiscal year began on November 1, 2020 and will end on October 31, 2021.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the September 2021 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Effective October 1, 2021, copies of all notices informing shareholders of distributions made by the fund in excess of accumulated net investment income will be posted on John Hancock Investment Management's public website (jhinvestments.com) and on the Legal Notice System (LENS), a service offering of the Depository Trust Company (DTC) accessible by broker-dealer firms. To the extent required, notice may also be provided via press release. John Hancock Investment Management will continue to distribute paper copies of these notices by mail until March 30, 2022, after which date the notices will be delivered exclusively via the methods described above.

John Hancock Premium Dividend Fund

Notification of Sources of Distribution

This notice provides shareholders of the John Hancock Premium Dividend Fund (NYSE: PDT) with important information concerning the distribution declared on October 1, 2021, and payable on October 29, 2021. No action is required on your part.

Distribution Period:	October 2021
Distribution Amount Per Common Share:	$0.0975

The following table sets forth the estimated sources of the current distribution, payable October 29, 2021, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income; net realized short term capital gains; net realized long term capital gains; and return of capital or other capital source. All amounts are expressed on a per common share basis and as a percentage of the distribution amount.

			For the fiscal year-to-date period
	For the period 10/1/2021-10/31/2021		11/1/2020-10/31/2021 1
				% Breakdown
		% Breakdown		of the Total
	Current	of the Current	Total Cumulative	Cumulative
Source	Distribution ($)	Distribution	Distributions ($)	Distributions
Net Investment Income	0.0585	60%	0.9163	78%
Net Realized Short-
Term Capital Gains	0.0000	0%	0.0310	3%
Net Realized Long-
Term Capital Gains	0.0131	13%	0.1909	16%
Return of Capital or
Other Capital Source	0.0259	27%	0.0306	3%
Total per common share	0.0975	100%	1.1688	100%

Average annual total return (in relation to NAV) for the 5 years ended on September 30, 2021				6.48%
Annualized current distribution rate expressed as a percentage of NAV as of September 30,
2021				8.10%
Cumulative total return (in relation to NAV) for the fiscal year through September 30, 2021				21.12%

Cumulative fiscal year-to-date distribution rate expressed as a percentage of NAV as of
September 30, 2021				8.09%

You should not draw any conclusions about the Fund's investment performance from the amount of this distribution or from the terms of the Fund's managed distribution plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the

1The Fund's current fiscal year began on November 1, 2020, and will end on October 31, 2021.

money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The Fund has declared the October 2021 distribution pursuant to the Fund's managed distribution plan (the "Plan"). Under the Plan, the Fund makes fixed monthly distributions in the amount of $0.0975 per share, which will continue to be paid monthly until further notice.

If you have questions or need additional information, please contact your financial professional or call the John Hancock Investment Management Closed-End Fund Information Line at 1-800-843-0090, Monday through Friday between 8:00 a.m. and 7:00 p.m., Eastern Time.

Effective October 1, 2021, copies of all notices informing shareholders of distributions made by the fund in excess of accumulated net investment income will be posted on John Hancock Investment Management's public website (jhinvestments.com) and on the Legal Notice System (LENS), a service offering of the Depository Trust Company (DTC) accessible by broker-dealer firms. To the extent required, notice may also be provided via press release. John Hancock Investment Management will continue to distribute paper copies of these notices by mail until March 30, 2022, after which date the notices will be delivered exclusively via the methods described above.